SCHEDULE D
TO THE DISTRIBUTION AGREEMENT

Distribution Plan Classes
(Amended as of February 14, 2008)

Name of the Fund

Money Market Funds

Current Name	Prior Name

JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares
JPMorgan California Municipal Money Market Fund — Morgan Class Shares	JPMorgan California Tax Free Money Market Fund — Morgan Class Shares
JPMorgan California Municipal Money Market Fund — E*TRADE Class Shares	N/A
JPMorgan Federal Money Market Fund — Morgan Class Shares	JPMorgan Federal Money Market Fund — Morgan Class Shares
JPMorgan Federal Money Market Fund — Reserve Class Shares	JPMorgan Federal Money Market Fund — Reserve Class Shares
JPMorgan New York Municipal Market Fund — Morgan Class Shares	JPMorgan New York Tax Free Money Market Fund —Morgan Class Shares
JPMorgan New York Municipal Market Fund — Reserve Class Shares	JPMorgan New York Tax Free Money Market Fund —Reserve Class Shares
JPMorgan New York Municipal Money Market Fund — E*TRADE Class Shares	N/A
JPMorgan Prime Money Market Fund — Reserve Class Shares	JPMorgan Prime Money Market Fund — Reserve Class Shares
JPMorgan Prime Money Market Fund — Cash Management Shares	JPMorgan Prime Money Market Fund — Cash Management Shares
JPMorgan Tax Free Money Market Fund — Morgan Class Shares	JPMorgan Tax Free Money Market Fund — Morgan Class Shares
JPMorgan Tax Free Money Market Fund — Reserve Class Shares	JPMorgan Tax Free Money Market Fund — Reserve Class Shares
JPMorgan U.S. Government Money Market Fund —Morgan Class Shares	One Group Government Money Market Fund — Morgan Class Shares
JPMorgan U.S. Government Money Market Fund —Reserve Class Shares	One Group Government Money Market Fund — Class A Shares
JPMorgan U.S. Government Money Market Fund — Service Shares	N/A
JPMorgan Michigan Municipal Money Market Fund — Reserve Class Shares	One Group Michigan Municipal Money Market Fund — Class A Shares
JPMorgan Michigan Municipal Money Market Fund — Morgan Class Shares	One Group Michigan Municipal Money Market Fund — Morgan Class Shares
JPMorgan Municipal Money Market Fund — Service Shares	N/A
JPMorgan Municipal Money Market Fund — Reserve Class Shares	One Group Municipal Money Market Fund — Class A Shares
JPMorgan Municipal Money Market Fund — Morgan	One Group Municipal Money Market Fund — Morgan

Current Name	Prior Name

Class Shares	Class Shares
JPMorgan Municipal Money Market Fund — E*TRADE Class Shares	N/A
JPMorgan Ohio Municipal Money Market Fund — Reserve Class Shares	One Group Ohio Municipal Money Market Fund — Class A Shares
JPMorgan Ohio Municipal Money Market Fund — Morgan Class Shares	One Group Ohio Municipal Money Market Fund — Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund — Reserve Class Shares	One Group Prime Money Market Fund — Class A Shares
JPMorgan Liquid Assets Money Market Fund — Morgan Class Shares	One Group Prime Money Market Fund — Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund — Service Shares	N/A
JPMorgan U.S. Treasury Plus Money Market Fund — Reserve Class Shares	One Group U.S. Treasury Securities Money Market Fund — Class A Shares
JPMorgan U.S. Treasury Plus Money Market Fund — Morgan Class Shares	One Group U.S. Treasury Securities Money Market Fund — Morgan Class Shares

Equity Funds

Current Name	Prior Name

JPMorgan Capital Growth Fund — Class A Shares	JPMorgan Capital Growth Fund — Class A Shares
JPMorgan Disciplined Equity Fund — Class A Shares	JPMorgan Disciplined Equity Fund — Class A Shares
JPMorgan Diversified Fund — Class A Shares	JPMorgan Diversified Fund — Class A Shares
JPMorgan Dynamic Small Cap Growth Fund — Class A Shares	JPMorgan Dynamic Small Cap Fund — Class A Shares (name effective until 6/29/07)
JPMorgan Asia Equity Fund — Class A Shares	JPMorgan Fleming Asia Equity Fund — Class A Shares
JPMorgan Emerging Markets Equity Fund — Class A Shares	JPMorgan Fleming Emerging Markets Equity Fund — Class A Shares
JPMorgan International Equity Fund — Class A Shares	JPMorgan Fleming International Equity Fund — Class A Shares
JPMorgan International Opportunities Fund — Class A Shares	JPMorgan Fleming International Opportunities Fund — Class A Shares
JPMorgan International Small Cap Equity Fund — Class A Shares	JPMorgan Fleming International Small Cap Equity Fund — Class A Shares
JPMorgan International Value Fund — Class A Shares	JPMorgan Fleming International Value Fund — Class A Shares
JPMorgan Intrepid European Fund — Class A Shares	JPMorgan Fleming Intrepid European Fund — Class A Shares
JPMorgan Intrepid Japan Fund — Class A Shares (name change effective 3/31/08)	JPMorgan Fleming Japan Fund — Class A Shares and JPMorgan Japan Fund — Class A Shares
JPMorgan Intrepid International Fund — Class A Shares	JPMorgan Fleming Tax Aware International Opportunities Fund — Class A Shares and JPMorgan Tax Aware International Opportunities Fund — Class A Shares
JPMorgan Growth and Income Fund — Class A Shares	JPMorgan Growth and Income Fund — Class A Shares
JPMorgan Intrepid America Fund — Class A Shares	JPMorgan Intrepid America Fund — Class A Shares
JPMorgan Intrepid Growth Fund — Class A Shares	JPMorgan Intrepid Growth Fund — Class A Shares
JPMorgan Intrepid Multi Cap Fund — Class A Shares	JPMorgan Intrepid Investor Fund — Class A Shares and JPMorgan Intrepid Contrarian Fund — Class A (name effective until 4/10/06)
JPMorgan Intrepid Value Fund — Class A Shares	JPMorgan Intrepid Value Fund — Class A Shares

Current Name	Prior Name

JPMorgan Market Neutral Fund — Class A Shares	JPMorgan Market Neutral Fund — Class A Shares
JPMorgan Mid Cap Equity Fund — Class A Shares	JPMorgan Mid Cap Equity Fund — Class A Shares
JPMorgan Growth Advantage Fund — Class A Shares	JPMorgan Mid Cap Growth Fund — Class A Shares
JPMorgan Mid Cap Value Fund — Class A Shares	JPMorgan Mid Cap Value Fund — Class A Shares
JPMorgan Small Cap Equity Fund — Class A Shares	JPMorgan Small Cap Equity Fund — Class A Shares
JPMorgan Tax Aware U.S. Equity Fund — Class A Shares	JPMorgan Tax Aware U.S. Equity Fund — Class A Shares
JPMorgan U.S. Equity Fund — Class A Shares	JPMorgan U.S. Equity Fund — Class A Shares
Undiscovered Managers Small Cap Growth Fund — Class A Shares	UM Small Cap Growth Fund — Class A Shares
Undiscovered Managers Behavioral Growth Fund — Class A Shares	Undiscovered Managers Behavioral Growth Fund — Class A Shares
Undiscovered Managers Behavioral Growth Fund — Investor Class Shares	Undiscovered Managers Behavioral Growth Fund — Investor Class Shares
Undiscovered Managers Behavioral Value Fund — Class A Shares	Undiscovered Managers Behavioral Value Fund — Class A Shares
JPMorgan Realty Income Fund — Class A Shares	Undiscovered Managers REIT Fund — Class A Shares
JPMorgan Intrepid Mid Cap Fund — Class A Shares	One Group Diversified Mid Cap Fund — Class A Shares and JPMorgan Diversified Mid Cap Fund — Class A Shares
JPMorgan Equity Income Fund — Class A Shares	One Group Equity Income Fund — Class A Shares
JPMorgan Equity Index Fund — Class A Shares	One Group Equity Index Fund — Class A Shares
JPMorgan International Equity Index Fund — Class A Shares	One Group International Equity Index Fund — Class A Shares
JPMorgan Large Cap Growth Fund — Class A Shares	One Group Large Cap Growth Fund — Class A Shares
JPMorgan Large Cap Value Fund — Class A Shares	One Group Large Cap Value Fund — Class A Shares
JPMorgan Market Expansion Index Fund — Class A Shares	One Group Market Expansion Index Fund — Class A Shares
JPMorgan Multi-Cap Market Neutral Fund - Class A Shares	One Group Market Neutral Fund - Class A Shares
JPMorgan Diversified Mid Cap Growth Fund — Class A Shares	One Group Mid Cap Growth Fund — Class A Shares
JPMorgan Diversified Mid Cap Value Fund — Class A Shares	One Group Mid Cap Value Fund — Class A Shares
JPMorgan U.S. Real Estate Fund — Class A Shares	One Group Real Estate Fund — Class A Shares
JPMorgan Small Cap Growth Fund — Class A Shares	One Group Small Cap Growth Fund — Class A Shares
JPMorgan Small Cap Value Fund — Class A Shares	One Group Small Cap Value Fund — Class A Shares
JPMorgan Value Advantage Fund — Class A Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund — Class A Shares	N/A
JPMorgan Micro Cap Fund — Class A Shares	N/A
Highbridge Statistical Market Neutral Fund — Class A Shares	N/A
JPMorgan Intrepid Plus Fund — Class A Shares	JPMorgan Intrepid Long/Short Fund — Class A Shares (name effective until 11/1/07)
JPMorgan Strategic Small Cap Value Fund — Class A Shares	N/A
JPMorgan Insurance Trust Diversified Equity Portfolio —Class 2	N/A
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio — Class 2	N/A

Current Name	Prior Name

JPMorgan Insurance Trust International Equity Portfolio – Class 2	N/A
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 2	N/A
JPMorgan Insurance Trust Intrepid Growth Portfolio – Class 2	JPMorgan Insurance Trust Large Cap Growth Portfolio – Class 2
JPMorgan Insurance Trust Large Cap Value Portfolio – Class 2	N/A
JPMorgan Insurance Trust Small Cap Equity Portfolio – Class 2	N/A
JPMorgan International Realty Fund – Class A Shares	N/A
JPMorgan China Region Fund – Class A Shares	N/A
JPMorgan Global Focus Fund – Class A Shares	N/A
JPMorgan Strategic Appreciation Fund – Class A Shares	JPMorgan Global Strategic Appreciation Fund – Class A Shares
JPMorgan Strategic Preservation Fund – Class A Shares	JPMorgan Global Strategic Preservation Fund – Class Shares
JPMorgan India Fund – Class A Shares	N/A
JPMorgan Latin America Fund – Class A Shares	N/A
JPMorgan Russia Fund – Class A Shares	N/A
JPMorgan Value Discovery Fund – Class A Shares	N/A
JPMorgan Dynamic Growth Fund – Class A Shares	N/A
JPMorgan Dynamic Small Cap Core Fund – Class A Shares	N/A
JPMorgan U.S. Large Cap Value Plus Fund – Class A Shares	N/A
JPMorgan U.S. Small Company Fund – Class A Shares	N/A
JPMorgan Emerging Economies Fund – Class A Shares	N/A
JPMorgan Intrinsic Value Fund – Class A Shares	N/A
JPMorgan International Markets Fund – Class A Shares (effective upon the effectiveness of the Fund’ s registration statement)	N/A

               Fixed Income Funds

Current Name	Prior Name

JPMorgan Bond Fund – Class A Shares	JPMorgan Bond Fund – Class A Shares
JPMorgan California Tax Free Bond Fund – Class A Shares	JPMorgan California Bond Fund – Class A Shares
JPMorgan Emerging Markets Debt Fund – Class A Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class A Shares
JPMorgan Strategic Income Fund – Class A Shares	JPMorgan Global Strategic Income Fund – Class A Shares (name effective until 6/16/06)
JPMorgan Strategic Income Fund – M Class Shares	JPMorgan Global Strategic Income Fund – M Class Shares (name effective until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund – Class A Shares	JPMorgan Intermediate Tax Free Income Fund – Class A Shares
JPMorgan New York Tax Free Bond Fund – Class A Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class A Shares
JPMorgan Short Term Bond Fund – Class A Shares	JPMorgan Short Term Bond Fund – Class A Shares

Current Name	Prior Name

JPMorgan Short Term Bond Fund II – Class A Shares	JPMorgan Short Term Bond Fund II – Class A Shares
JPMorgan Short Term Bond Fund II – Class M Shares	JPMorgan Short Term Bond Fund II – Class M Shares
JPMorgan Tax Aware Enhanced Income Fund – Class A Shares	JPMorgan Tax Aware Enhanced Income Fund – Class A Shares
JPMorgan Arizona Municipal Bond Fund – Class A Shares	One Group Arizona Municipal Bond Fund – Class A Shares
JPMorgan Core Bond Fund – Class A Shares	One Group Bond Fund – Class A Shares
JPMorgan Government Bond Fund – Class A Shares	One Group Government Bond Fund – Class A Shares
JPMorgan High Yield Bond Fund – Class A Shares	One Group High Yield Bond Fund – Class A Shares
JPMorgan Core Plus Bond Fund – Class A Shares	One Group Income Bond Fund – Class A Shares
JPMorgan Intermediate Bond Fund – Class A Shares	One Group Intermediate Bond Fund – Class A Shares
JPMorgan Kentucky Municipal Bond Fund - Class A Shares	One Group Kentucky Municipal Bond Fund - Class A Shares
JPMorgan Louisiana Municipal Bond Fund – Class A Shares	One Group Louisiana Municipal Bond Fund – Class A Shares
JPMorgan Michigan Municipal Bond Fund – Class A Shares	One Group Michigan Municipal Bond Fund – Class A Shares
JPMorgan Mortgage-Backed Securities Fund - Class A Shares	One Group Mortgage Backed Securities Fund - Class A Shares
JPMorgan Municipal Income Fund – Class A Shares	One Group Municipal Income Fund – Class A Shares
JPMorgan Ohio Municipal Bond Fund – Class A Shares	One Group Ohio Municipal Bond Fund – Class A Shares
JPMorgan Short Duration Bond Fund – Class A Shares	One Group Short-Term Bond Fund – Class A Shares
JPMorgan Short Term Municipal Bond Fund – Class A Shares	One Group Short-Term Municipal Bond Fund – Class A Shares
JP Morgan Tax Free Bond Fund – Class A Shares	One Group Tax-Free Bond Fund – Class A Shares
JP Morgan Treasury & Agency Fund – Class A Shares	One Group Treasury & Agency Fund – Class A Shares
JP Morgan Ultra Short Duration Bond Fund – Class A Shares	One Group Ultra Short-Term Bond Fund – Class A Shares and JP Morgan Ultra Short Term Bond Fund – Class A Shares (name effective until 7/1/06)
JP Morgan West Virginia Municipal Bond Fund – Class A Shares	One Group West Virginia Municipal Bond Fund – Class A Shares
JPMorgan Tax Aware Real Return Fund – Class A Shares	N/A
JPMorgan Real Return Fund – Class A Shares	N/A
JPMorgan Insurance Trust Core Bond Portfolio – Class 2	N/A
JPMorgan International Currency Income Fund – Class A Shares	N/A
JPMorgan Income Builder Fund – Class A Shares	JPMorgan World Income Builder Fund – Class A Shares
JPMorgan Tax Aware High Income Fund – Class A Shares	N/A

                 Investor Funds

Current Name	Prior Name

JPMorgan Group Investor Balanced Fund – Class A Shares	One Group Investor Balanced Fund – Class A Shares
JP Morgan Conservative Growth Fund – Class A Shares	One Group Investor Conservative Growth Fund – Class A Shares
JPMorgan Investor Growth & Income Fund – Class A Shares	One Group Investor Growth & Income Fund – Class A Shares
JPMorgan Investor Growth Fund – Class A Shares	One Group Investor Growth Fund – Class A Shares

                 JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2010 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2015 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2020 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2025 Fund) – Class A Shares	N/A
JPMorgan SmartRetirement 2030 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2035 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2040 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2045 Fund – Class A Shares	N/A
JPMorgan SmartRetirement 2050 Fund – Class A Shares	N/A

*	*	*	*

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title: